Exhibit 10. 29

AMENDMENT NO. 2 TO Membership Interest PURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of December 31, 2019 and amended on February 28, 2020, by and among Harvest Cheyenne Holdings LLC, a Nevada limited liability company (“Buyer”), GreenMart of Nevada LLC, a Nevada limited liability company (the “Company”), F&L Investments LLC, a Nevada limited liability company (the “Member”), MJAR Holdings Corp., a Delaware corporation (“MJAR Holdings”) and MJardin Group, Inc., an Ontario corporation (“MJardin Group”), is made as of August 14, 2020, by and among the Buyer, the Company, the Member, MJAR Holdings and MJardin Group. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement

AMENDMENT

1.01 Section 2.01 of the Purchase Agreement is hereby amended to include the following new Section 2.01(b)(iii):

(iii) At the Closing, the Buyer shall be entitled to a credit in the aggregate amount of $227,360 to be applied as a reduction to the principal amount of the Indemnity Holdback Note (the “Indemnity Holdback Note Credit”). The Indemnity Holdback Note Credit reflects rent payments made by Buyer or its Affiliate for the Cultivation Facility Lease for the months of April 2020 and May 2020 and such amount shall be treated as payment by Buyer towards the Purchase Price.

1.02 Effect of Amendment; Counterparts. Except as expressly modified hereby, the Purchase Agreement remains unaffected by this Amendment and remains in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. To the extent that this Amendment is signed and/or delivered by facsimile or other electronic means, such facsimile or other electronic transmission shall have the same binding effect as if signed and/or delivered as an original and delivered in person.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 2 to Membership Interest Purchase Agreement has been duly executed by the parties hereto as of and on the date first above written.

Buyer:

Harvest Cheyenne Holdings LLC

By:	/s/ Steve White
Name:	Steve White
Title:	Chief Executive Officer

COMPANY:

GreenMart of Nevada LLC

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MEMBER:

F&L Investments LLC

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MJAR HOLDINGS:

MJAR Holdings Corp.

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MJARDIN GROUP:

MJardin Group, Inc.

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer